ASSET PURCHASE AGREEMENT


     THIS AGREEMENT is entered into this 7th day of September, 2000, by and between John Unertl Optical Co., Inc., a Pennsylvania corporation (hereinafter called "Seller"), and 21st Century Technologies, Inc., a Texas corporation (hereinafter called "Buyer").



RECITALS:

     WHEREAS, Seller is the owner of an optical business (the "Business") located in office space at 308-310 Clay Street, Mars, Pennsylvania, 16046 (the "Office"), and desires to sell substantially all of the assets of the Business specified below; and



     WHEREAS, Buyer desires to purchase substantially all of  the assets  of the Business 'from Seller and to purchase the building
and   land  in  and  on  which  the  Business  is  operated  (the
"Building").



     NOW, THEREFORE, Buyer and Seller, intending to be legally bound, agree as follows:




ARTICLE ONE
PURCHASE AND SALE

     Section 1.1 Assets to be Purchased. At the closing on the Closing Date provided for in Article Four of this Agreement (the "Closing"), Seller will sell and deliver to Buyer, and Buyer will purchase from Seller, all of the assets of the Business (the "Assets"), except those assets listed on Schedule 1.1 attached hereto.

     Section  1.2  Liabilities  Not  Included.  As  a  result  of  the consummation of the transactions described herein, Buyer shall not assume or become liable or obligated for any liabilities or obligations of Seller with the exception of the existing trailer leases between Seller and PMF Rentals, which leases are attached hereto as Schedule 1.2. Seller shall be responsible for all obligations under such leases through August 31, 2000.

     Section 1.3 Purchase of Building. As a condition to Seller's obligations under this Asset Purchase Agreement, Buyer shall purchase, from the Estate of John Unertl, the Building for a purchase price of Three Hundred Thousand and 00/100 Dollars ($300,000) to be paid at Closing. The agreement to purchase the Building (the "Real Estate Purchase Agreement") will be in substantially the form of Exhibit A, attached hereto.

     Section 1.4 Consulting Agreement with Mrs. Elsie M. Unertl. As a condition to Seller's obligations under this Asset Purchase Agreement, Buyer shall enter into a Consulting Agreement with Elsie M. Unertl under which Buyer shall pay to Mrs. Unertl the sum of Eight and 50/100 Dollars ($8.50) per hour for any period of time Buyer consults with Mrs. Unertl following the Closing, as reasonably requested by Buyer. Buyer shall be under no obligation to consult with Mrs. Unertl for any minimum amount of time, and in no event shall Mrs. Unertl be required to consult in excess of forty (40) hours per month.

     Section 1.5 Use of Name. Buyer shall not conduct business under the name John Unertl Optical Co. or any variation thereof, except as specifically noted in this Section 1.5. Buyer may use the name "Unertl Optical Company" (or any name except "John Unertl Optical Co." which incorporates the name "Unertl") in conjunction with Buyer's operation of its optical business following the Closing; provided, however, that Buyer identifies its business as being the "successor to" John Unertl Optical Co. Buyer shall not otherwise use the name "John Unertl Optical Co."


ARTICLE TWO
CONSIDERATION

     Section 2.1 Purchase Price. The purchase price (the "Purchase Price'~) for the Assets shall be Two Hundred Fifty Thousand and 00/100 Dollars ($250,000).



     Section 2.2 Allocation of Purchase Price. The Purchase Price shall be allocated as follows:
     Inventory $120,000
     Equipment $120,000
     Office Furniture, Fixtures and Equipment     $ 5,000
     Goodwill  $ 5,000

The parties agree to utilize the foregoing allocation for purposes of filing all federal and state income tax returns required by them.



     Section 2.3 Method of Payment. The Purchase Price shall be paid in cash or immediately available funds at Closing.




ARTICLE THREE
REPRESENTATIONS AND WARRANTIES

     Section 3.1 Representations and Warranties of Seller. Seller hereby warrants and represents to Buyer that:



a. Seller is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania.

b. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action of Seller and its shareholders.

c. Seller has full power and authority to enter into this Agreement and to consummate the transactions contemplated hereunder.



d. Seller has good and marketable title to all the Assets, free and clear of all liens, security interests, charges and encumbrances.



     Section 3.2 Representations and Warranties of Buyer. Buyer hereby represents and warrants to Seller that:

a. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby constitute the valid and legally binding obligation of Buyer, enforceable in accordance with the terms hereof, except as limited by bankruptcy, reorganization or similar laws affecting creditors' rights generally.

b.    No  litigation  or proceeding is pending or  threatened  against
Buyer   that   might  affect  the  consummation  of  the  transactions
contemplated hereunder.

c. Buyer acknowledges that Buyer is purchasing the Assets in "as is" condition.

     Section 3.3 Survival of Representations and Warranties. All of the foregoing representations and warranties of the parties shall be and remain true and correct on and as of the Closing Date, and shall survive the Closing for a period of two (2) years.



ARTICLE FOUR

CLOSING

     Section 4.1 Closing Date. The Closing will be held, and title to the Assets will be transferred to Buyer, as provided in this Agreement on or before September 10, 2000 at the Office, unless some other time and/or place is selected by the mutual agreement of the parties. At the time of Closing, Seller will execute and deliver to Buyer a Bill of Sale for the Assets, in the form attached hereto as Exhibit B.



ARTICLE FIVE

INDEMNITY

     Section 5.1 Buyer's Indemnification. Buyer will indemnify Seller for, and will hold Seller harmless from and will pay when due, any and all claims, costs, damages, liabilities and expenses of any kind whatsoever which may be asserted against or imposed on Seller at any time, and which are based upon (a) the ownership or operation of the Assets on or after the Closing Date, or (b) the inaccuracy of any representation or warranty of Buyer contained herein.


     Section 5.2 Seller's Indemnification. Seller will indemnify Buyer for, and will hold Buyer harmless from and will pay when due, any and all claims, costs, damages, liabilities and expenses of any kind whatsoever which may be asserted against or imposed on Buyer at any time and which are based upon (a) the ownership or operation of the Assets up to the day preceding the Closing Date, or (b) the inaccuracy of any representation or warranty of Seller contained herein.



ARTICLE SIX

MISCELLANEOUS

     Section 6.1 Notices. All notices or other communications given pursuant to this Agreement will be deemed sufficiently given if they are in writing and are personally delivered or are properly sent by registered or certified mail, postage prepaid, or by express courier, to the respective parties at the addresses set forth below, or to such other address as the parties may designate by such notice at any time hereafter:
     If to Seller:  John Unertl Optical Co., Inc.
          P.O. Box 818
          Mars,PA 16046-0818
     If to Buyer:   21st Century Technologies, Inc.
          2513 E. Loop 820 N.
          Fort Worth, TX 76118



     Section 6.2 Benefits and Obligations. This Agreement shall be binding upon and inure to the benefit of the parties hereto, as well as their respective heirs, successors and assigns.



     Section 6.3 Applicable Law. This Agreement will be construed  and
enforced   in  accordance  with  the  laws  of  the  Commonwealth   of
Pennsylvania.



     Section 6.4 Counterparts. This Agreement may be executed in more than one counterpart, each of which shall be an original document.



     Section 6.5 Entire Agreement. This Agreement and its schedules and exhibits constitute the entire agreement between the parties with respect to the subject matter hereof and terminates and supersedes all previous agreements, whether oral or written, relating to the same subject matter.



     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.



WITNESS: /s/ Freda A. Shaw

SELLER:

JOHN UNERTL OPTICAL CO., INC.


                               /s/ Elsie M. Unertl
                              Elsie  M.  Unertl,  President  and  Sole
                              Shareholder
ATTEST://s/ Robert L. Warren  BUYER:
     21st CENTURY TECHNOLOGIES, INC.
     By/s/ Ken Wilson
     Its President


LIST OF EXCLUDED ASSETS



Personal Articles
     1    Bench Lathe
2.   Speed Lathe
3.   Pedestal Drill Press
4.   Milling Machine
5.   Oversized target scope

308 Clay House

Night stand and console television

Office

1.   Safe and mat in front of safe
2.   Refrigerator
3.   Copy machine

Miscellaneous

Delta tabletop drill press
Laser Photonics stock
Cash
Accounts receivable